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                                                                     Exhibit 1.1



                       AMERICAN INTERNATIONAL GROUP, INC.

                                 DEBT SECURITIES

                             UNDERWRITING AGREEMENT

TO THE REPRESENTATIVES NAMED
IN SCHEDULE I HERETO OF THE
UNDERWRITERS NAMED IN SCHEDULE II HERETO

Dear Sirs:

            1. Introductory. American International Group, Inc., a Delaware corporation (the "Company"), proposes to issue and sell from time to time, to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), certain of its debt securities (the "Offered Debt Securities") identified in Schedule I hereto, to be issued under the indenture specified in Schedule I hereto (the "Indenture") between the Company and the Trustee identified in such Schedule (the "Trustee"). In the absence of Representatives, any reference herein to the "Representatives" shall be deemed to be a reference to the "Underwriters".

            The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3 relating to the Offered Debt Securities (the "Initial Registration Statement"). The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act (and at such time as may be required by Rule 430A(a)(3) under the Securities Act) a prospectus supplement specifically relating to the Offered Debt Securities. The various parts of the Initial Registration Statement, any post-effective amendment thereto and a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement") filed pursuant to Rule 462(b) under the Securities Act including all exhibits thereto, the documents incorporated by reference in the prospectus contained in the Initial Registration Statement and any information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the registration statement at the time it was declared effective but excluding the Form T-1 (as defined below), each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective are hereinafter collectively referred to as the "Registration Statement". The related prospectus covering the Offered Debt Securities in the form first used to confirm sales of the Offered Debt Securities is hereinafter referred to as the "Basic Prospectus". The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Offered Debt Securities in the form first used to confirm sales of the Offered Debt Securities is hereinafter referred to as the "Prospectus". Any reference in this Agreement to the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; any reference to "amend", "amendment" or "supplement" with respect to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to "amend", "amendment" or "supplement" with respect to the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under





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the Exchange Act after the date of this Agreement, or the date of the Basic
Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

       2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

       (a) The Initial Registration Statement has become effective; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

       (b) The Registration Statement and the Prospectus (as amended or supplemented) conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and did not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of its date as to the Prospectus and any amendment or supplement thereto, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility ("Form T-1") under the Trust Indenture Act of the Trustee, (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter provided by or through the Representatives expressly for use therein and (iii) any statement which does not constitute part of the Registration Statement or Prospectus pursuant to Rule 412 under the Securities Act.

       (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and any further documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use therein or to any statement in any such document which does not constitute part of the Registration Statement or Prospectus pursuant to Rule 412 under the Securities Act.

       (d) The Company has been duly incorporated and is an existing corporation in good standing under the laws of Delaware, and has full power and authority to own its properties and to conduct its business as described in the Prospectus.

       (e) The Offered Debt Securities will be duly authorized and when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and any Contract Offered Debt Securities (as defined in Section 3), when executed, authenticated, issued and delivered in the manner provided in the Indenture and sold pursuant to Delayed Delivery Contracts (as defined in Section 3), will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable in accordance with their terms,


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subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

       (f) The Indenture has been duly authorized, executed and delivered, and upon effectiveness of the Registration Statement will have been duly qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Offered Debt Securities and the Indenture will conform in all material respects to the descriptions thereof in the Prospectus.

       (g) The issue and sale of the Offered Debt Securities and the compliance by the Company with all of the terms thereof and of the Indenture, this Agreement or any Delayed Delivery Contract, and the consummation of the transactions contemplated herein and therein will not result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or the By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except, in each case, for such breaches, defaults and violations that would not have a material adverse effect on the business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as an entirety (a "Material Adverse Effect") or affect the validity of the Offered Debt Securities; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body is required for the issue and sale of the Offered Debt Securities or the consummation of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications the failure to obtain or make would not have a Material Adverse Effect or affect the validity of the Offered Debt Securities and as may be required under state securities or Blue Sky or insurance securities laws in connection with the purchase and distribution of the Offered Debt Securities by the Underwriters.

       (h) There is no action, suit or proceeding pending, or to the knowledge of the executive officers of the Company, threatened against the Company or any of its subsidiaries, which has, or may reasonably be expected in the future to have, a Material Adverse Effect on the current or prospective consolidated business or condition (financial or other) of the Company and its subsidiaries taken as a whole, except as set forth or contemplated in the Prospectus relating to the Offered Debt Securities as supplemented on the date hereof.

       (i) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus relating to the Offered Debt Securities, as amended or supplemented on the date of this Agreement, there has not been any material change in the capital stock or any material increase in the consolidated long-term debt of the Company or any material adverse change in or affecting the financial position, shareholders' equity or results of operations of the Company and


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its material consolidated subsidiaries considered in the aggregate otherwise than as set forth or contemplated in such Prospectus (a "Material Adverse Change").

       3. Purchase, Offering and Delivery. The Company agrees to issue and sell the Offered Debt Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Offered Debt Securities set forth opposite such Underwriter's name in Schedule II hereto at the purchase price set forth in
Schedule I hereto plus accrued interest, if any, from the date specified in
Schedule I hereto to the date of payment and delivery.

       Payment for the Offered Debt Securities shall be made to the Company by wire transfer of immediately available funds on the date and at the time and place set forth in Schedule I hereto (or at such time and on the same or such other date, not later than the third Business Day thereafter, as the Representatives and the Company may agree in writing). Such payment will be made upon delivery to, or to the Representatives for the respective accounts of, such Underwriters of the Offered Debt Securities registered in such names and in such denominations as the Representatives shall request not less than two full Business Days prior to the date of delivery. As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City. The time and date of such payment and delivery with respect to the Offered Debt Securities are referred to herein as the Closing Date. The certificates, if any, for the Offered Debt Securities will be made available for inspection and packaging by the Representatives by 1:00 P.M. on the Business Day prior to the Closing Date at such place in New York City as the Representatives and the Company shall agree.

       If the Registration Statement and the Prospectus, as amended or supplemented, provide for sales of Offered Debt Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Offered Debt Securities pursuant to delayed delivery contracts substantially in the form of Schedule III attached hereto ("Delayed Delivery Contracts") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors of the types set forth in the Prospectus. On the Closing Date, the Company will pay the Representatives as compensation, for the accounts of the Underwriters, the fee set forth in Schedule II in respect of the principal amount of Offered Debt Securities covered by Delayed Delivery Contracts (the "Contract Offered Debt Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Offered Debt Securities shall be deducted from the total Offered Debt Securities to which such Schedule II pertains and the balance shall be Underwriters' Offered Debt Securities; and the aggregate principal amount of Offered Debt Securities to be purchased by each Underwriter shall be reduced commensurately so that the principal amount of Offered Debt Securities (rounded to the nearest $1,000 principal amount) set forth opposite each Underwriter's name in such Schedule II is in the same proportion to the total Underwriters' Offered Debt Securities as the unreduced amounts of each such Underwriter bear to the total Offered Debt Securities including Contract Offered Debt Securities. Such reductions shall be revised to the extent the Representatives determine such reductions should be otherwise and so advise the Company.

       4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Debt Securities for sale to the public as set forth in the Prospectus. The Underwriters represent and covenant that any offer or sale of the Offered Debt Securities through an electronic medium has been and will be made in compliance with the Securities Act.



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       5.     Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

              (a) The Company will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and prior to the completion of the distribution of the Offered Debt Securities provide the Representatives with a reasonable opportunity to review such proposed amendment or supplement prior to any filing thereof (other than any filing required to be made pursuant to the Exchange Act); prior to the completion of the distribution of the Offered Debt Securities, the Company will also advise the Representatives promptly of any amendment or supplementation of the Registration Statement or the Prospectus, and of the institution by the Commission or any state securities regulatory authority of any stop order proceedings or similar proceedings in respect of the Registration Statement, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

              (b) If at any time when a prospectus relating to any Offered Debt Securities is required to be delivered under the Securities Act any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. The expense of complying with the requirements of this Section 5(b) shall be borne (i) during the period of six months after the first date of the public offering of the Offered Debt Securities by the Company, and (ii) after the expiration of such six-month period, by those Underwriters on whose behalf the Representatives may request copies of the Prospectus or of an amendment or amendments of or a supplement or supplements to the Prospectus.

              (c) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement or statements (which need not be audited, and may be furnished in accordance with Rule
       158) covering a period of at least 12 months beginning not later than the first day of the Company's fiscal quarter next following the date of any sale of the Offered Debt Securities hereunder.

              (d) The Company will furnish to the Representatives copies of the Registration Statement (one of which will include all exhibits), each related preliminary prospectus, the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representatives reasonably request.

              (e) The Company will arrange for the qualification of the Offered Debt Securities for sale and the determination of their eligibility for investment under the laws of such United States jurisdictions as the Representatives reasonably designate and will continue such qualifications in effect so long as required for the distribution.

              (f)    The Company will pay or cause to be paid the following:

                     (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Offered Debt Securities under the


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              Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing this Agreement, the Indenture, any Delayed Delivery Contracts, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Offered Debt Securities; (iii) all expenses in connection with the qualification of the Offered Debt Securities for offering and sale under state securities laws as provided in Section 5(e) hereof;
              (iv) any fees charged by securities rating services for rating the Offered Debt Securities; (v) the cost of preparing the Offered Debt Securities; (vi) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with the Indenture and the Offered Debt Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 7 and Section 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Offered Debt Securities by them, and any advertising expenses connected with any offers they may make.

              (g) During the period beginning on the date hereof and continuing to and including the Closing Date the Company will not, without the prior consent of the Representatives, offer or sell any of its United States dollar-denominated debt securities that are substantially similar to the Offered Debt Securities. The restriction imposed by this Section 5(g) shall not apply to securities offered outside the United States.

              (h) The Company will advise the Representatives not later than the second business day prior to the Closing Date of the principal amount of any Contract Offered Debt Securities.

              (i) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

       6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Offered Debt Securities will be subject to the accuracy, at and as of the Closing Date, in all material respects, of the representations and warranties on the part of the Company herein, to the accuracy, in all material respects, of the statements of Company officers made pursuant to the provisions hereof, to the performance, in all material respects, by the Company of its obligations hereunder and to the following additional conditions:

              (a) Prior to the Closing Date with respect to any Offered Debt Securities, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the executive officers of the Company, shall be contemplated by the Commission.

              (b) Since the respective dates as of which information is given in the Prospectus there shall not have occurred any material change


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       in or affecting particularly the business or properties of the
       Company or its material subsidiaries which, in the judgment of the Representatives, materially impairs the investment quality of the Offered Debt Securities.

              (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any of the following:

                     (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange;

                     (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities;

                     (iii) any downgrading in the rating accorded the Company's senior debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act;

                     (iv) the suspension in trading the common stock of the Company on the New York Stock Exchange, if the effect of such event in the reasonable judgment of the Representatives makes it impracticable or inadvisable to market the Offered Debt Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented; or

                     (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event in the judgment of the Representatives makes it impracticable or inadvisable to market the Offered Debt Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

              (d) The Representatives shall have received an opinion or opinions of Sullivan & Cromwell, counsel for the Company, dated the Closing Date, to the effect that:

                     (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware;

                     (ii) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                     (iii) Each part of the Registration Statement, when such part became effective, and the Prospectus as supplemented by the prospectus supplement describing the Offered Debt Securities, on the date of such supplement, appeared on their face to be appropriately responsive in all material respects relevant to the Offered Debt Securities to the requirements of the Securities Act (except that no opinion need be expressed as to financial statements and financial and statistical data);

                     (iv) Nothing has come to the attention of such counsel in their review (as described in such opinion) that has caused them to believe that, insofar as relevant to the


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              Offered Debt Securities, any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as supplemented by the prospectus supplement describing the Offered Debt Securities, as of the date of such supplement contained, or on the Closing Date contains, any untrue statement of a material fact or on the date of such supplement omitted, or on the Closing Date omits, to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that (A) no opinion need be expressed as to financial statements and financial and statistical data or as to the statement of the eligibility of the Trustee and (B) such counsel may state that they assume no responsibility for the accuracy or fairness of the statements contained in the Registration Statement and the Prospectus as amended or supplemented except for those made under the captions relating to the description of Offered Debt Securities in the Prospectus as amended or supplemented, insofar as they relate to provisions of documents therein described);

                     (v) The Offered Debt Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Contract Offered Debt Securities, when executed, authenticated, issued and delivered in the manner provided in the Indenture and sold pursuant to the Delayed Delivery Contracts, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                     (vi) This Agreement has been duly authorized, executed and delivered by the Company.

              (e) The Representatives shall have received an opinion of Kathleen E. Shannon, Vice President, Secretary and Associate General Counsel of the Company, dated the Closing Date, to the effect that:



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

                     (i) To the best knowledge and information of such counsel, there are no contracts or other documents required to be summarized or disclosed or filed as exhibits to the Registration Statement other than those filed as exhibits thereto, and there are no legal or governmental proceedings pending or threatened of a character required to be disclosed in the Registration Statement and the Prospectus which are not disclosed and properly described therein;

                     (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented;

                     (iii) The issue and sale of the Offered Debt Securities, and the compliance by the Company with all of the provisions of the Offered Debt Securities, the Indenture, any Delayed Delivery Contracts and this Agreement, will not result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument known to such counsel, to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or the By-Laws of the Company except for such breaches, defaults and violations that would not have a Material Adverse Effect or affect the validity of the Offered Debt Securities; and no consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body is required for the issue and sale of the Offered Debt Securities except the registration under the Securities Act of the Offered Debt Securities, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications the failure to obtain or make would not have a Material Adverse Effect or affect the validity of the Offered Debt Securities and as may be required under state securities or Blue Sky or insurance securities laws in connection with the public offering of the Offered Debt Securities by the Underwriters; and


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                     (iv)   Nothing which came to the attention of such counsel
              has caused her to believe that insofar as relevant to the Offered Debt Securities, any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as supplemented by the prospectus supplement describing the Offered Debt Securities, on the date of such supplement contained, or on the Closing Date contains, or any document incorporated by reference in the Prospectus on the date of its filing with the Commission, contained, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that (A) no opinion need be expressed as to financial statements and financial and statistical data or as to the statement of the eligibility of the Trustee and (B) such counsel may state that she assumes no responsibility for the accuracy or fairness of the statements contained in the Registration Statement or the Prospectus as amended or supplemented or any document incorporated by reference in the Prospectus except for those made under the captions relating to the description of Offered Debt Securities in the Prospectus as amended or supplemented, insofar as they relate to provisions of documents therein described).

              (f)    The Representatives shall have received from   , counsel
       for the Underwriters, such opinion, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Debt Securities, the Registration Statement, the Prospectus, and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

              (g) The Representatives shall have received a certificate of the Chairman of the Board, the President, any Vice Chairman, or any Executive or Senior Vice President and a principal financial or accounting officer of the Company, dated the Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, in all material respects that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied, in all material respects, at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission, and that, since the respective dates as of which information is given in the Prospectus there has not been any Material Adverse Change in or affecting the financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered in the aggregate, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented.

              (h) The Representatives shall have received a letter of PricewaterhouseCoopers LLP dated the Closing Date, to the effect set forth in Schedule IV hereto.

The Company will furnish the Representatives with such confirmed copies of such opinions, certificates, letters and documents as the Representatives reasonably request.

       7. Indemnification. (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein; and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Debt Securities concerned (or to the benefit of any person controlling such Underwriter), to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results from the fact that a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Offered Debt Securities to such person. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

       (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use therein; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

       (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the failure to so notify the indemnifying party will not relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

       (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Debt Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Offered Debt Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by the Underwriters in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection
(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), any Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Debt Securities purchased by or through such Underwriter were sold exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       8. Defaults of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Debt Securities hereunder and the aggregate principal amount of Offered Debt Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed one-tenth of the total principal mount of the Offered Debt Securities, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered Debt Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Debt Securities which such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of Offered Debt Securities with respect to which such default or defaults occur is more than the above principal amount and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Debt Securities by other persons are not made within thirty-six hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

       The respective commitments of the several Underwriters for the purposes of this Section 8 shall be determined without regard to reduction in the respective Underwriters' obligations to purchase the principal amounts of Offered Debt Securities set forth opposite their names in Schedule II as a result of Delayed Delivery Contracts entered into by the Company.

       9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties, and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or the Company or any of its officers or directors or any controlling person, and will survive delivery of and payment for the Offered Debt Securities.

       10. Notices. All communications hereunder will be in writing, and, if sent to the Underwriters will be mailed or delivered and confirmed to the Representatives, at the address set forth in the Schedule I or, if sent to the Company, will be mailed or delivered and confirmed to it at 70 Pine Street, New York, New York 10270, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed or delivered to such Underwriter at its address furnished to the Company by such Underwriter.

       11. Successors. This Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder. No purchaser of the Offered Debt Securities from any Underwriter shall be deemed a successor or assign merely by reason of such purchase.

       12. Representation. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

       13. Termination. If for any reason, other than the occurrence of an event described in Section 6(c), Underwriters' Offered Debt Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) approved in writing by the Representatives reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Offered Debt Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Offered Debt Securities except as provided in
Section 5(f) and Section 7 hereof.

       14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York.

       15. Counterparts. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us four counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                Very truly yours,


                                            AMERICAN INTERNATIONAL GROUP, INC.

                                            By
                                              ---------------------------------

                                            Title
                                                 ------------------------------


The foregoing Underwriting Agreement
 is hereby confirmed and accepted as
 of the date first above written.

[NAME[S]]

            By
              ----------------------------

            Title
                 --------------------------

                                                                      SCHEDULE I




TITLE OF DESIGNATED SECURITIES:
            [ %] [Floating Rate] [Zero Coupon] Notes]

AGGREGATE PRINCIPAL AMOUNT:
            [$]

REGISTRATION STATEMENT NO.:


PRICE TO PUBLIC:
            % of the principal amount of the Offered Debt Securities, plus
            accrued interest from      to [and accrued amortization, if any,
            from           to              ]

PURCHASE PRICE BY UNDERWRITERS:
            % of the principal amount of the Offered Debt Securities, plus
            accrued interest from      to [and accrued amortization, if any,
            from          to               ]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:
            [New York] Clearing House funds

INDENTURE:
            Indenture dated July 15, 1989 between the Company and The Bank of New York, as Trustee

MATURITY:

INTEREST RATE:
            [  %] [Zero Coupon] [See Floating Rate Provisions]

INTEREST PAYMENT DATES:
            [months and dates]

REDEMPTION PROVISIONS:

            [No provisions for redemption]
            [The Offered Debt Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company,
            in the amount of [$]    or an integral multiple thereof,
            [on or after              , at the following redemption prices
            (expressed in percentages of principal amount).If [redeemed on or
            before            , %, and [redeemed during the 12-month period
            beginning


                                                 Redemption
             Year                                  Price
             ----                                ----------

            and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

            [on any interest payment date falling in or after        ,
            at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

            [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

            [Restriction on refunding]

SINKING FUND PROVISIONS:

            [No sinking fund provisions]
            [The Offered Debt Securities are entitled to the benefit of a sinking fund to retire [$] principal amount of Offered Debt
            Securities on                 in each of the years          through
                          at 100% of their principal amount plus accrued
            interest] [, together with [cumulative][noncumulative] redemptions
            at the option of the Company to retire an additional [$]   principal
            amount of Offered Debt Securities in the years             through
                             at 100% of their principal amount plus accrued
            interest].

                        [If Securities are extendable debt Securities, insert -

EXTENDABLE PROVISIONS:

            The Offered Debt Securities are repayable on        ,     [insert
            date and years], at the option of the holder, at their principal amount with accrued interest. Initial annual interest
            rate will be      %, and thereafter annual interest rate will be
            adjusted on           ,      and to a rate not less than     % of
            the effective annual interest rate on U.S. Treasury obligations
            with      -year maturities as of the [insert date 15 days prior to
            maturity date] prior to such [insert maturity date].

            [If Securities are Floating Rate Debt Securities, insert -

FLOATING RATE PROVISIONS:

            Initial annual interest rate will be      % through            [and
            thereafter will be adjusted [monthly][on each      ,         , and
               ][to an annual rate of       % above the average rate for   -year
            [month][securities][certificates of deposit] issued by    and
            [insert names of banks],] [and the annual interest rate
            [thereafter][from       through      ] will be the interest yield
            equivalent of the weekly average per annum market discount rate for
               -month Treasury bills plus    % of Interest Differential (the
            excess, if any, of (i) then current weekly average per annum
            secondary market yield for   -month certificates of deposit over
            (ii) then current interest yield equivalent of the weekly average
            per annum market discount rate for    -month Treasury bills); [from
                and thereafter the rate will be the then current interest yield
            equivalent plus     % of Interest Differential].]

TIME OF DELIVERY:

CLOSING LOCATION:



NAMES AND ADDRESSES OF REPRESENTATIVES:

            Designated Representatives:
            Address for Notices, etc.:

[OTHER TERMS]

                                                                     SCHEDULE II




                                                                    Principal
                                                                    Amount of
                                                                  Offered Debt
                                                                   Securities
                                                                      to be
                                    Underwriter                     Purchased
                                    -----------                   ------------
 [Name(s) of Representative(s)]..................................
 [Name(s) of Underwriter(s)].....................................














                                                                   --------------
 Total........................................................    $
                                                                   --------------

                                                                    SCHEDULE III




             (Three copies of this Delayed Delivery Contract should
                be signed and returned to the address shown below
                    so as to arrive not later than 9:00 A.M.,
                    New York Time, on................, 200_ .


                            DELAYED DELIVERY CONTRACT
                            -------------------------
                                                                          , 200_

AMERICAN INTERNATIONAL GROUP, INC.
C/O [NAME AND ADDRESS OF REPRESENTATIVES]

Attention:

Gentlemen:

            The undersigned hereby agrees to purchase from American International Group, Inc. (hereinafter called the "Company"), and the Company agrees to sell to the undersigned, [if one delayed closing, insert-as of the
date hereof, for delivery on     , 200_ (the "Delivery Date")]

                            $----------------------

principal amount of the Company's [state title of Offered Debt Securities] (hereinafter called "Debt Securities"), offered by the Company's Prospectus
(which term includes the prospectus supplement dated as of   ) relating thereto,
receipt of a copy of which is hereby acknowledged, at         % of the principal
amount of the Debt Securities so purchased plus accrued interest, if any, from _____, 200_, and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

       [If two or more delayed Closings, insert the following:

       The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Debt Securities in the principal amounts set forth below

                                                                 Principal
                   Delivery Date                                  Amount
                   -------------                                 ----------

       --------------------------------

       --------------------------------

       Each of such delivery dates is hereinafter referred to as a Delivery
Date.]

       Payment for Debt Securities which the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to the Company by wire transfer of immediately available funds on [the] [such] Delivery Date upon delivery to the undersigned of the Debt Securities to be purchased by the undersigned - for delivery on such Delivery Date - in definitive form and in such denominations and registered in such names as the undersigned may designate by written communication addressed to the Company not less than three full business days prior to [the] [such] Delivery Date.

It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Debt Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Debt Securities on [the] [each] Delivery Date shall be subject only to the conditions that (A) investment in the Debt Securities shall not at [the] [such] Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and which governs such investment and (B) the Company shall have sold to the Underwriters the total principal amount of the Debt Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Debt Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect.

This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other. This Contract shall be governed by and construed in accordance with the laws of the State of New York.

The obligation of the undersigned to take delivery of and make payment for Debt Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Debt Securities pursuant to other contracts similar to this Contract.

It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                      Yours very truly,


                                      -------------------------------
                                            (Name of Purchaser)


                                       By
                                         ----------------------------


                                      -------------------------------
                                           (Title of Signatory)


                                      -------------------------------




                                      -------------------------------
                                           (Address of Purchaser)


Accepted, as of the above date.

American International Group, Inc.

By
   --------------------------------

-----------------------------------
(Title of Signatory)

                                                                     SCHEDULE IV




       Pursuant to Section 6(h) of the Underwriting Agreement, the accountants shall provide a comfort letter to the effect that:

              (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission;

              (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited by them and included or incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Exchange Act, as applicable, and the related rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representative or representatives of the Underwriters (the "Representatives"), such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives;

              (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's Quarterly Report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
       (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related rules and regulations adopted by the Commission;

              (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

              (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, and 503(d), respectively, of Regulation S-K;

              (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                     (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included and/or incorporated by reference in the Prospectus and included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                     (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                     (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                     (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                     (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or as of the end of the latest period for which financial statements are available, any decreases in consolidated net assets, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus as amended and supplemented discloses have occurred or may occur or which are described in such letter; and

                     (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the end of the last period for which financial statements are available there were any decreases in net revenues or the total or per share amount of income before extraordinary items or net income in each case as compared with the comparable period of the preceding year, except in each case for increases or decreases which the Prospectus as amended and supplemented discloses have occurred or may occur or which are described in such letter; and

              (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

       All references in this Schedule IV to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement in relation to the applicable Offered Debt Securities for purposes of the letter delivered on the Closing Date for such Offered Debt Securities.



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